ACQUISITIONS	12 Months Ended
Oct. 29, 2017
Business Combinations [Abstract]
ACQUISITIONS
ACQUISITIONS
Fiscal 2016 acquisition
On November 3, 2015, we acquired manufacturing operations in Hamilton, Ontario, Canada for cash consideration of $2.2 million, net of post-closing working capital adjustments. This business allows us to service customers more competitively within the Canadian and Northeastern United States insulated metal panel (“IMP”) markets. Because the business was acquired from a seller in connection with a divestment required by a regulatory authority, the fair value of the net assets acquired exceeded the purchase consideration by $1.9 million, which was recorded as a non-taxable gain from bargain purchase in the consolidated statements of operations during the first quarter of fiscal 2016.
The fair values of the assets acquired and liabilities assumed as part of this acquisition as of November 3, 2015, as determined in accordance with ASC Topic 805, were as follows (in thousands):

November 3, 2015
Current assets	$307
Property, plant and equipment	4,810
Assets acquired	5,117
Current liabilities assumed	380
Fair value of net assets acquired	4,737
Total cash consideration transferred	2,201
Deferred tax liabilities	672
Gain from bargain purchase	$(1,864)

The results of operations for this business are included in our Insulated Metal Panels segment. Pro forma financial information and other disclosures for this acquisition have not been presented as such is not material to the Company’s financial position or operating results.